Q1 2022 Earnings Call April 28, 2022

We have made statements in this presentation that constitute "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995 and other securities laws. These forward-looking statements concern our current expectations regarding our future results from operations, economic performance, financial condition, goals, strategies, investment objectives, plans and achievements. These forward-looking statements are subject to various known and unknown risks, uncertainties and other factors, and you should not rely upon them except as statements of our present intentions and of our present expectations, which may or may not occur. When we use words such as "believes," "expects," "anticipates," "estimates," "plans," "intends", “pursue”, “will” or similar expressions, we are making forward-looking statements. Although we believe that our forward-looking statements are based on reasonable assumptions, our expected results may not be achieved, and actual results may differ materially from our expectations. In addition, important factors that could cause actual results to differ from expectations include, among others: (i) our ability or inability to execute our strategic growth plan, including our ability to invest according to plan, grow our businesses (including through joint ventures), incorporate alternative technologies into our offerings, achieve satisfactory returns on new product offerings, continue our revenue management, expand internationally and manage our international operations, complete acquisitions on satisfactory terms, integrate acquired companies efficiently and transition to more sustainable sources of energy; (ii) changes in customer preferences and demand for our storage and information management services, including as a result of the shift from paper and tape storage to alternative technologies that require less physical space, (iii) the impact of our distribution requirements on our ability to execute our business plan; (iv) the severity and duration of the COVID-19 pandemic and its effects on the global economy, including its effects on us, the markets we serve and our customers and the third parties with whom we do business within those markets; (v) our ability to fund capital expenditures; (vi) our ability to remain qualified for taxation as a real estate investment trust for United States federal income tax purposes; (vii) the costs of complying with, and our ability to comply with, laws, regulations and customer requirements, including those relating to data privacy and cybersecurity issues, as well as fire and safety and environmental standards; (viii) the impact of attacks on our internal information technology (“IT”) systems, including the impact of such incidents on our reputation and ability to compete and any litigation or disputes that may arise in connection with such incidents; (ix) changes in the political and economic environments in the countries in which our international subsidiaries operate and changes in the global political climate, particularly as we consolidate operations and move records and data across borders; (x) our ability to raise debt or equity capital and changes in the cost of our debt; (xi) our ability to comply with our existing debt obligations and restrictions in our debt instruments; (xii) the impact of service interruptions or equipment damage and the cost of power on our data center operations; (xiii) the cost or potential liabilities associated with real estate necessary for our business; (xiv) failures to implement and manage new IT systems; (xv) unexpected events, including those resulting from climate change or geopolitical events, which could disrupt our operations and adversely affect our reputation and results of operations; (xvi) other trends in competitive or economic conditions affecting our financial condition or results of operations not presently contemplated; and (xvii) the other risks described in our periodic reports filed with the SEC, including under the caption “Risk Factors” in Part I, Item 1A of our Annual Report. Except as required by law, we undertake no obligation to update any forward-looking statements appearing in this presentation.. Reconciliation of Non-GAAP Measures Throughout this release, Iron Mountain discusses (1) Adjusted EBITDA, (2) Adjusted Earnings per Share (“Adjusted EPS”), (3) Funds from Operations (“FFO Nareit”), (4) FFO (Normalized), and (5) Adjusted Funds from Operations (“AFFO”). These measures do not conform to accounting principles generally accepted in the United States (“GAAP”). These non-GAAP measures are supplemental metrics designed to enhance our disclosure and to provide additional information that we believe to be important for investors to consider in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP, such as operating income, net income (loss) attributable to Iron Mountain Incorporated or cash flows from operating activities (as determined in accordance with GAAP). The reconciliation of these measures to the appropriate GAAP measure, as required by Regulation G under the Securities Exchange Act of 1934, as amended, and their definitions are included later in this presentation. 2 Forward looking statements

3Q1 2022 accomplishments ● Net Income of $42 million; Record quarterly Revenue and Adjusted EBITDA ● Organic first quarter storage rental revenue growth of 6.8%, reflecting continued benefit of pricing combined with positive volume trends and data center growth ● First quarter Adjusted EBITDA growth of 13.3% year over year ● Total global volume up 2.3% year over year, at 728 million cubic feet ● Global Data Center team leased 35 megawatts in the first quarter

4 (1) Reconciliations for Adjusted EBITDA and AFFO to their respective GAAP measures can be found in the Supplemental Financial Information on pages 13 through 15. Strong First Quarter 2022 ($ in millions, except per share data) Three Months Ended 3/31/22 3/31/21 Y/Y % Change Storage Rental Revenue $751 $708 6% Service Revenue $497 $374 33% Total Revenue $1,248 $1,082 15% Net Income (Loss) $42 $47 (11%) Adjusted EBITDA $431 $381 13% Adjusted EBITDA Margin 34.5% 35.2% -70 bps AFFO $264 $235 12% AFFO per share $0.91 $0.81 11%

Source: J.P. Morgan REIT Weekly U.S. Real Estate report April 14, 2022 and company reports 5 Balance sheet well positioned • ~$1.8 billion of liquidity • ~81% Fixed Rate Debt • 4.5% weighted average interest rate • 6.8 years weighted average maturity Balance Sheet Highlights as of 3/31/2022 Net Lease Adjusted Leverage ~ 5.4x5.4x 6.2x

6 • Continue to invest across our businesses to drive growth • Approaching our long-term target AFFO payout ratio (low to mid-60s) – from there we expect the dividend to grow in line with AFFO • Long-term target leverage ratio of 4.5x – 5.5x Capital allocation

7 • Most successful quarter of leasing in our history at 35 megawatts, including entire 27 megawatt LON-2 facility • Achieved organic storage revenue growth of 26% in the first quarter • Signed a 72 megawatt near build to suit lease in Virginia in April • Increasing leasing target for new/expansion leases from 50 megawatts to 130 megawatts for FY 2022 Data Center Strength

($ in millions, except per share data) 2022 Guidance Y/Y % Change Total Revenue $5,125 - $5,275 14% - 17% Adjusted EBITDA $1,800 - $1,850 10% - 13% AFFO $1,085 - $1,120 7% - 11% AFFO Per Share $3.70 - $3.82 6% - 10% 8 2022 Guidance Iron Mountain does not provide a reconciliation of non-GAAP measures that it discusses as part of its annual guidance or long term outlook because certain significant information required for such reconciliation is not available without unreasonable efforts or at all, including, most notably, the impact of exchange rates on Iron Mountain’s transactions, loss or gain related to the disposition of real estate and other income or expense. Without this information, Iron Mountain does not believe that a reconciliation would be meaningful.

9 ● Record quarterly performance with revenue of $1.25 billion and Adjusted EBITDA of $431 million ● AFFO per share growth of 11% year over year with trailing four quarter payout ratio at 69%; approaching long term target ● Data Center: Increasing full year projection for new/expansion leasing to 130 megawatts ● Asset Lifecycle Management business performing well; ITRenew transaction closed in 1Q ● Outlook: For the second quarter, we expect strong growth trends to continue with Revenue, Adjusted EBITDA, and AFFO of approximately $1.3 billion, $450 million and $260 million, respectively Key takeaways